SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 14, 2006


                                 Mediavest, Inc.
             (Exact name of registrant as specified in its charter)


         New Jersey                     00-10039                22-2267658
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                      2121 Avenue of the Stars, Suite 1650
                              Los Angeles, CA 90067
                         (Address of principal executive
                           offices including zip code)


                                 (310) 601-2500
                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          (Former name or former address, if changed since last report)


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 14, 2006, the Company entered into a Subscription Agreement (the "Subscription Agreement") by and between the Company and certain investors, pursuant to which such investors have agreed to subscribe for an aggregate of 2,800,000 units consisting of (i) one share of common stock, $0.0001 par value per share, of the Company (the "Common Stock") and (ii) one Warrant (the "Warrant", and together with the Common Stock, the "Securities") to purchase, at an exercise price of $2.00 per share, one share of Common Stock. The Warrants will expire on September 14, 2008. Each unit was sold for a purchase price of $1.00 for a total purchase price of $2,800,000. The Subscription Agreement contains standard piggyback registration rights with respect to the Securities. The description of terms and conditions of the Subscription Agreement set forth herein does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreement, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

On September 14, 2006, the Company entered into a Management Agreement (the "Management Agreement") with Trinad Management, LLC ("Trinad"), an affiliate of Trinad Capital LP which is one of our principal shareholders. Pursuant to the terms of the Management Agreement, which is for a term of 5 years, Trinad will provide certain management services, including, without limitation the sourcing, structuring and negotiation of a potential business combination transaction involving the Company. The Company has agreed to pay Trinad a management fee of $90,000 per quarter, plus reimbursement of all expenses reasonably incurred by Trinad in connection with the provision of management services. Either party may terminate with prior written notice. However, in the event the Company terminates the Management Agreement, it shall pay to Trinad a termination fee of $1,000,000.

Item 3.02.  Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Securities to certain investors on September 14, 2006 is incorporated by reference herein and made a part hereof. The issuance of the Securities was made in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including Regulation D.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT
NUMBER      DESCRIPTION

4.1         Form of Warrant

10.1 Form of Subscription Agreement dated September 14, 2006 between the Company and certain investors listed thereto

10.2 Management Agreement dated September 14, 2006 between the Company and Trinad Management, LLC

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mediavest, Inc.
                                       (Registrant)


Dated: September 20, 2006              By: /s/ Robert Ellin
                                           ---------------------------------
                                           Robert Ellin
                                           Chairman and Chief Executive Officer